Exhibit 99.1

Mangoceuticals, Inc. Appoints Amanda Hammer as New Chief Operating Officer

DALLAS, TX / ACCESSWIRE / May 4, 2023 / Mangoceuticals, Inc. (NASDAQ:MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products via a secure telemedicine platform, including its uniquely formulated erectile dysfunction (ED) drug branded “Mango,” is pleased to announce the appointment of Amanda Hammer as Chief Operating Officer (“COO”).

As COO, Hammer will be responsible for helping MangoRx work to scale its operations and expand its presence in the US market. Hammer will manage the day-to-day operations of MangoRx as well as oversee its eCommerce channels, marketing, web services, human resources, compliance, and communications departments.

“We couldn’t be more excited to place our future in the very capable hands of a top tier person like Amanda,” commented Jacob Cohen, the Company’s Co-Founder and Chief Executive Officer, who continued, “The objective now is scaling up and delivering rapid growth to our stakeholders. Amanda has delivered on that objective in the past and we believe that she understands what needs to be done at MangoRx to repeat that success. She brings to our team a truly unique combination of business expertise across e-commerce operations, customer focused product innovation, web development, and brand asset management.”

Hammer has been a member of the MangoRx team since late 2022 and has been instrumental in launching and optimizing MangoRx’s eCommerce platform. She is a proven leader with a track record of success having recently completed a 4-year tenure at D Magazine Partners, a Dallas based multimedia company, where she held roles leading Audience Development, Brand, and Digital Operations, quickly rising to become the company’s first named Chief Operations Officer. Prior to that, Amanda worked in private equity consulting and assisting newly acquired business verticals with optimizing sales and marketing processes, improving subscription retention, and training new talent to enhance productivity and maximize revenue streams.

“Having worked nearly 15 years almost exclusively in fast-paced entrepreneurial environments serving customers through online platforms, I know I have the skills and experience to hit the ground running in this new role,” stated Hammer, who continued, “I have already had time to gain a firm grasp of our assets and strategic roadmap and to build strong chemistry with the rest of the team.”

Hammer obtained dual Bachelor of Arts degrees—in Graphic Design and Communication Studies—from the University of Iowa. She has also obtained a Negotiation and Leadership Certificate from Harvard Law School and is a recent graduate of the Texas Women’s Foundation Leadership Institute.

About Mangoceuticals

Mangoceuticals, Inc. is a company focused on developing, marketing, and selling a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED). The Company has developed a new brand of ED product under the brand name “Mango” (think “Man Go”). For more information, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to our ability to obtain additional funding and generate revenues to support our operations; risks associated with our ED product which has not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and has not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our planned products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen, has majority voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; the fact that we have a significant number of outstanding warrants to purchase shares of common stock at $1.00 per share, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our Mango ED product, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of high inflation, increasing interest rates and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Registration Statement on Form S-1 filed with the SEC on February 28, 2023, and the final Rule 424(b) prospectus associated with our initial public offering filed with the SEC on March 22, 2023. These filings are available at www.sec.gov and at our website at https://investors.mangorx.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT INFORMATION:

FOR MEDIA AND INVESTOR RELATIONS

Fraxon Market Initiatives, LLC

Frank Benedetto
Phone: 619-915-9422

Email: investors@mangorx.com

SOURCE: Mangoceuticals Inc.